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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              WFMBS SERIES 2002-10
                            POOL PROFILE (4/23/2002)

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
                                                         ---------------------      ----------------------
                                                                 BID                      TOLERANCE

                                                         ---------------------      ----------------------
     AGGREGATE PRINCIPAL BALANCE                                 $250,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-May-02
     INTEREST RATE RANGE                                      5.625% - 7.375%
     GROSS WAC                                                          6.44%            (+5 bps/ -5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                             1.7 bps
     WAM (in months)                                                      358                (+/- 2 month)

     WALTV                                                                77%                (maximum +3%)

     CALIFORNIA %                                                         25%                (maximum +3%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                                 2%                (maximum +3%)

     AVERAGE LOAN BALANCE                                            $428,540           (maximum $440,000)
     LARGEST INDIVIDUAL LOAN BALANCE                                 $999,051         (maximum $1,500,000)

     CASH-OUT REFINANCE %                                                  0%               (maximum  +3%)

     PRIMARY RESIDENCE %                                                 100%                (minimum -3%)

     SINGLE-FAMILY DETACHED %                                             95%                (minimum -3%)

     FULL DOCUMENTATION %                                                 26%                (minimum -4%)

     PREPAYMENT PENALTY %                                                  0%                (maximum +3%)

     UNINSURED > 80% LTV %                                                20%                (maximum +3%)

     TEMPORARY BUYDOWNS                                                    0%               (maximum  +3%)



  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
-------------------------------------------------------------------------------

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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
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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              WFMBS SERIES 2002-10
                            POOL PROFILE (4/23/2002)
                               PRICING INFORMATION
--------------------------------------------------------------------------------


     RATING AGENCIES                          TBD by Wells Fargo

     PASS THRU RATE                                        6.00%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                  0.45%

     PRICING DATE                                      23-Apr-02

     FINAL STRUCTURE DUE DATE                          09-May-02         9:00 AM

     SETTLEMENT DATE                                   29-May-02

     ASSUMED SUB LEVELS                                      AAA     2.700%
                                                              AA     1.500%
                                                               A     0.950%
                                                             BBB     0.600%
                                                              BB     0.350%
                                                               B     0.200%

                       Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:

1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:

1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.

2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
------------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-10. THE PRINCIPAL only CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

WFMBS CONTACTS                                 Brad Davis (301) 846-8009
                                               Mike Miller (301) 815-8397
                                               Gretchen Markley (301) 846-8356
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
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                            WFASC DENOMINATION POLICY
--------------------------------------------------------------------------------

                                                                        MINIMUM            PHYSICAL            BOOK ENTRY
                                                                     DENOMINATION        CERTIFICATES         CERTIFICATES
TYPE AND DESCRIPTION OF CERTIFICATES                                    (1)(4)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters,
NAS, Non-complex components (subject to reasonable
prepayment support)                                                     $25,000             Allowed              Allowed

Companion classes for PAC, TAC, Scheduled Classes                      $100,000             Allowed              Allowed

Inverse Floater, PO, Subclasses of the Class A that
provide credit protection to the Class A,
Complex multi-component certificates                                   $100,000             Standard          Upon Request

Notional and Nominal Face IO                                              (2)               Standard          Upon Request

Residual Certificates                                                     (3)               Required           Not Allowed

All other types of Class A Certificates                                   (5)                 (5)                  (5)

CLASS B (Investment Grade)                                             $100,000             Allowed              Allowed

CLASS B (Non-Investment Grade)                                         $250,000             Required           Not Allowed
------------------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.